                                                      Exhibit 10(h)









             AMOCO PERFORMANCE SHARE RESTORATION PLAN




























Established as of:  January 1, 1992

Amended and Restated as of:  November 27, 1995

             AMOCO PERFORMANCE SHARE RESTORATION PLAN


                         TABLE OF CONTENTS


                                                              Page
I.     DEFINITIONS

       1.01      Act                                            1
       1.02      Amoco                                          1
       1.03      Code                                           1
       1.04      Company                                        1
       1.05      Deferred Earnings                              1
       1.06      Effective Date                                 1
       1.07      Maximum Benefit                                1
       1.08      Participant                                    1
       1.09      Performance Share Plan                         2
       1.10      Plan                                           2
       1.11      Section 16 Officer                             2
       1.12      Unrestricted Benefit                           2

II.    COMPANY CONTRIBUTION ACCOUNT

       2.01      Establishment of Company
                      Contribution Account                      3
       2.02      Crediting Company Matching Contributions       3
       2.03      Charge to Company Contribution Accounts        3

III.   HYPOTHETICAL INVESTMENT OF COMPANY CONTRIBUTIONS
       3.01      Hypothetical Investment                        4

             AMOCO PERFORMANCE SHARE RESTORATION PLAN

                         TABLE OF CONTENTS
                            (Continued)


                                                              Page
IV.    DISTRIBUTIONS

       4.01      Distribution Upon Termination of
                      Employment Other than Death               5
       4.02      Distribution Upon Death of a Participant       5
       4.03      $3,500 Cash-Out                                5
       4.04      Designation of Beneficiary                     5
       4.05      No Designation                                 6
       4.06      All Distributions In Cash                      6
       4.07      Other Withdrawals and Distributions            6

V.     ADMINISTRATION OF THE PLAN

       5.01      Plan Administrator                             7
       5.02      Amendment and Termination                      7
       5.03      Payments                                       7
       5.04      Non-assignability of Benefits                  7
       5.05      Status of Plan                                 7
       5.06      Nonguarantee of Employment                     7
       5.07      Applicable Law                                 7
       5.08      Rules of Construction                          8
       5.09      "Cash-Only" Plan                               8
       5.10      Withholding                                    8

                             ARTICLE I

                            DEFINITIONS

     1.01 "Act" shall mean the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended from time to time.

     1.02 "Amoco" shall mean Amoco Corporation, an Indiana corporation.

     1.03 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     1.04 "Company" shall mean Amoco and any of its subsidiaries or affiliated business entities participating in the Performance Share Plan.

     1.05 "Deferred Earnings" shall mean all or the portion of a Participant's bonus under the 1991 Incentive Program for Amoco
Corporation and its Participating Subsidiaries that the payment of such bonus was deferred past the initial payment date.

     1.06 "Effective Date" shall mean January 1, 1992.

     1.07 "Maximum Benefit" shall mean the maximum total Company
Contribution permitted by the Code to be contributed to the account of a participant of the Performance Share Plan or would have been contributed if such individual was not a Section 16 Officer.

     1.08 "Participant" shall mean any employee of the Company who satisfies any of the following:

     1)   Is prohibited from participating in the Performance
     Share Plan for      any calendar year on or after the
     Effective Date because such individual is a Section 16 Officer during any portion of such calendar year, or

     2) Is an active participant in the Performance Share Plan on or after the Effective Date and whose Company Contribution determined under the Performance Share Plan, without regard to the Section 415 (C)(1)(A) and Section 401 (a)(17) limitations of the Code, would exceed the Maximum Benefit, or

     3) Is (I) an active participant in the Performance Share Plan or is prohibited from participating in the Performance Share Plan for any calendar year because such individual was a Section 16 Officer during any portion of such calendar year and (II) is a recipient of a bonus under the 1991 Incentive Program for Amoco Corporation and its Participating Subsidiaries and has deferred payment of all or a portion of any bonus past the initial payment date.

     1.09 "Performance Share Plan" shall mean the Amoco Performance Share Plan, as amended from time to time.

     1.10 "Plan" shall mean the Amoco Performance Share Restoration Plan, as amended from time to time or restated, which shall be an unfunded excess benefit plan as defined in Act Section 3(36).

     1.11 "Section 16 Officer" shall mean any employee of the Company who is an officer under Section 16 of the Securities
Exchange Act of 1934.

     1.12 "Unrestricted Benefit" shall mean the Participant's Company Contribution that would have been contributed to his Performance Share Plan company contribution account for any calendar year determined under the Performance Share Plan assuming Deferred Earnings are "Applicable Compensation" as defined in the Performance Share Plan.

                            ARTICLE II

                   COMPANY CONTRIBUTION ACCOUNT

     2.01 Establishment of Company Contribution Account. The Plan Administrator will establish and maintain an unfunded Company
Contribution Account in the name of each Participant.

     2.02 Crediting Company Matching Contributions. As soon as administratively practicable after the Company Contribution to the Performance Share Plan is calculated, the Plan Administrator shall determine which Participants have an Unrestricted Benefit greater than their Maximum Benefit. Then under a procedure similar to the one used for the Performance Share Plan, the Plan Administrator shall credit to the Company Contribution Accounts of each of those Participants an amount equal to his Unrestricted Benefit less his Maximum Benefit.

     2.03 Charge to Company Contribution Accounts. Any amount distributed or paid from a Company Contribution Account will be charged against such account, under a procedure similar to the one used for the Performance Share Plan, as of the day on which the distribution or payment occurs. Also, if a Participant receives any Deferred Earnings prior to his termination of employment with the Company the amount of Company Matching Contributions credited to his Company Contribution Account for this Plan at the time such Participant deferred receipt of such earnings, will be charged against his Company Contribution Account (disregarding all hypothetical investment results) during the payroll cycle of the receipt of the Deferred Earnings, but in no event shall his Company Contribution Account be charged more than the account's hypothetical market value at the time of the charge.

                            ARTICLE III

         HYPOTHETICAL INVESTMENT OF COMPANY CONTRIBUTIONS

     3.01 Hypothetical Investment. The Plan Administrator will maintain records which reflect the Company Contribution Account of a Participant that is hypothetically to be always invested in Amoco Common Stock. The Plan Administrator shall use the same values used by the plan administrator of the Performance Share Plan in maintaining these records. The hypothetical dividends will be hypothetically invested in Amoco Common Stock at the New York Stock Exchange's average price of the high and low for Amoco Common Stock on the day such dividend is payable.

                            ARTICLE IV

                           DISTRIBUTIONS


     4.01 Distribution Upon Termination of Employment other than Death. A Participant whose employment terminates for any reason other than death will receive the total amount credited to his Company Contribution Account in a cash lump sum, in the January following his termination of employment. Notwithstanding the foregoing, a Participant can accelerate payment of his lump sum distribution by irrevocably electing to accelerate prior to his termination of employment, his cash lump sum distribution to the month following his termination of employment. However, if the Participant accelerating his lump sum distribution is a Section 16 Officer at the time of election, such election to accelerate must be made no later than six months prior to his termination of employment.

     4.02 Distribution Upon Death of a Participant.  If a
Participant dies with a balance in his Company Contribution
Account, his beneficiary will receive the total amount in his account in a cash lump sum as soon as administratively practicable.

     4.03 $3,500 Cash-Out. If the vested amount credited to a Participant's Company Contribution Account does not exceed $3,500 at the date of his termination of employment for any reason, the Plan Administrator shall distribute in a cash lump sum the entire vested amount credited to his account as soon as administratively practicable.

     4.04 Designation of Beneficiary. A Participant may designate one or more beneficiaries and may revoke or change such designation at any time. If the Participant names two or more beneficiaries, distribution to them will be in such proportions as the Participant designates or, if the Participant does not so designate, in equal shares pro rata from such Participant's Company Contribution Account. Also, if the Participant names two or more beneficiaries and one beneficiary predeceases the Participant, then the deceased beneficiary's share shall be distributed to the other beneficiaries in the percentages stated on the Participants' beneficiary election form. Any designation of beneficiary will be in writing on such form as Amoco may prescribe and will be effective upon filing with Amoco.

          Notwithstanding the preceding paragraph, the sole beneficiary of a married Participant will be the Participant's spouse unless the spouse consents in writing to the designation of another person as beneficiary. The spouse's consent must acknowledge the effect of such consent and be witnessed by a notary public.

     4.05 No Designation. Any portion of a distribution payable upon the death of a Participant which is not disposed of by a designation of beneficiary for any reason whatsoever will be paid to the Participant's spouse if living at this death, otherwise to the Participant's estate.

     4.06 All Distributions In Cash. All distributions made from the Plan shall be made in cash only.

     4.07 Other Withdrawals and Distributions. Withdrawals and distributions from the Plan shall not be permitted for any reasons other than those in this Article IV.

                             ARTICLE V

                    ADMINISTRATION OF THE PLAN


     5.01 Plan Administrator. The Plan shall be administered by Amoco (or its agent) which shall have the discretionary authority to interpret the Plan and issue such regulations as it deems appropriate. The Plan Administrator shall have the duty and responsibility of maintaining records and making the requisite calculations. The Plan Administrator's interpretations, determinations, regulations, and calculations shall be final and binding on all persons and parties concerned.

     5.02 Amendment and Termination. Amoco may amend or terminate the Plan at any time, provided, however, that no such amendment or termination shall adversely affect a benefit to which a terminated or retired Participant or his beneficiary is entitled under Article II prior to the date of such amendment or termination.

     5.03 Payments. The Company will pay all benefits arising under this Plan and all costs, charges, and expenses relating thereto.

     5.04 Non-assignability of Benefits. The benefits payable hereunder or the right to receive future benefits under the Plan may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered, or subject to attachment, garnishment, levy, execution or other legal or equitable process.

     5.05 Status of Plan. The benefits under this plan shall not be funded but shall constitute liabilities of the Company when due.

     5.06 Nonguarantee of Employment. Nothing contained in this Plan shall be construed as a contract of employment between the Company and any Participant, or as a right of any Participant to be continued in employment of the Company, or as a limitation on the right of the Company to discharge any of its employees, with or without cause.

     5.07 Applicable Law. All questions pertaining to the construction and validity of the Plan shall be determined in accordance with the laws of the United States, and to the extent not preempted by such laws, by the laws of the State of Illinois.

     5.08 Rules of Construction. Where the context so requires, the masculine includes the feminine, the singular includes the plural, and the plural includes the singular.

     5.09 "Cash-Only" Plan. This Plan is designed to satisfy the requirements of a "cash-only" plan in which interests in the Plan are not considered "derivative securities" under Section 16 of the Securities Exchange Act of 1934. To the extent any provision of this Plan does not satisfy the requirements of such a "cash-only" plan," this Plan shall be deemed to be amended to so satisfy such requirements.

     5.10 Withholding. The Company is authorized to withhold all income and other taxes required to be withheld from amounts payable under this Plan.

                     AMENDMENT AND RESTATEMENT

                                OF

             AMOCO PERFORMANCE SHARE RESTORATION PLAN



WHEREAS, Amoco Corporation ("AMOCO") maintains Amoco Performance
Share Restoration Plan ("Plan"); and

WHEREAS, amendment and restatement of the Plan now is considered desirable;

NOW, THEREFORE, pursuant to resolutions adopted by the Board of Directors of this Corporation on September 27, 1994, which delegated various powers relating to employee benefit plans to the Senior Vice President (Human Resources) of AMOCO and to the powers reserved to AMOCO by subsection 5.02 of the Plan, the Plan as evidenced by the attached official text, be and is hereby amended and restated, effective November 27, 1995.



             *   *   *   *   *   *   *   *   *   *   *


I, R. W. Anderson, Senior Vice President of Amoco Corporation, hereby approve and adopt the attached official text of the amended and restated Amoco Performance Share Restoration Plan effective
November 27, 1995.

                          Dated this __19__ day of _February_, 1996



                          _            __R. W. Anderson____________
                           Senior Vice President, Amoco Corporation
                              As aforesaid

                 DEFERRAL SAVINGS RESTORATION PLAN

                                OF

                         AMOCO CORPORATION

                                AND

                      PARTICIPATING COMPANIES





















Established as of:  July 1, 1983

Amended and Restated as of:  November 27, 1995

                 DEFERRAL SAVINGS RESTORATION PLAN
                                OF
                         AMOCO CORPORATION
                                AND
                      PARTICIPATING COMPANIES

                         TABLE OF CONTENTS

                                                              Page
I.     DEFINITIONS

       1.01      Act                                            1
       1.02      Amoco                                          1
       1.03      Code                                           1
       1.04      Company                                        1
       1.05      Deferred Earnings                              1
       1.06      Effective Date                                 1
       1.07      Maximum Benefit                                1
       1.08      Participant                                    1
       1.09      Savings Plan                                   1
       1.10      Plan                                           1
       1.11      Section 16 Officer                             2
       1.12      Unrestricted Benefit                           2

II.    COMPANY CONTRIBUTION ACCOUNT

       2.01      Establishment of Company
                      Contribution Account                      3
       2.02      Crediting Company Matching Contributions       3
       2.03      Charge to Company Contribution Accounts        3

III.   HYPOTHETICAL INVESTMENT OF COMPANY CONTRIBUTIONS
       3.01      Hypothetical Investment                        4
       3.02      Hypothetical Investment of Credited            4
                      Company Matching Contributions
                      and Transfers Among Funds

                 DEFERRAL SAVINGS RESTORATION PLAN
                                OF
                         AMOCO CORPORATION
                                AND
                      PARTICIPATING COMPANIES

                         TABLE OF CONTENTS
                            (Continued)

                                                              Page
IV.    DISTRIBUTIONS

       4.01      Distribution Upon Retirement                   5
       4.02      Distribution Upon Death of a Participant       5
       4.03      Termination of Employment Prior to
                      Retirement or Death                       5
       4.04      $3,500 Cash-Out                                6
       4.05      Designation of Beneficiary                     6
       4.06      No Designation                                 6
       4.07      All Distributions In Cash                      6
       4.08      Other Withdrawals and Distributions            7

V.     ADMINISTRATION OF THE PLAN

       5.01      Plan Administrator                             8
       5.02      Amendment and Termination                      8
       5.03      Payments                                       8
       5.04      Non-assignability of Benefits                  8
       5.05      Status of Plan                                 8
       5.06      Nonguarantee of Employment                     8
       5.07      Applicable Law                                 8
       5.08      Rules of Construction                          9
       5.09      "Cash-Only" Plan                               9
       5.10      Withholding                                    9

                             ARTICLE I

                            DEFINITIONS

     1.01 "Act" shall mean the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended from time to time.

     1.02 "Amoco" shall mean Amoco Corporation, an Indiana corporation.

     1.03 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     1.04 "Company" shall mean Amoco and any of its subsidiaries or affiliated business entities participating in the Savings Plan.

     1.05 "Deferred Earnings" shall mean all or the portion of a Participant's bonus under the 1991 Incentive Program for Amoco
Corporation and its Participating Subsidiaries that the payment of such bonus was deferred past the initial payment date.

     1.06 "Effective Date" shall mean July 1, 1983.

     1.07 "Maximum Benefit" shall mean the sum of a Participant's Company Matching Contributions contributed to his Savings Plan company contribution account and credited to his ERISA Savings Restoration Plan of Amoco Corporation and Participating Companies company contribution account for any calendar year.

     1.08 "Participant" shall mean any employee of the Company who is an active Participant in the Savings Plan, is a recipient of a bonus under the 1991 Incentive Program for Amoco Corporation and its Participating Subsidiaries and has deferred payment of all or a portion of any bonus past the initial payment date.

     1.09 "Savings Plan" shall mean the Amoco Employee Savings
Plan, as amended from time to time.

     1.10 "Plan" shall mean the Deferral Savings Restoration Plan of Amoco Corporation and Participating Companies, as amended from time to time or restated, which shall be an unfunded excess benefit plan as defined in Act Section 3(36).

     1.11 "Section 16 Officer" shall mean any employee of the Company who is an officer under Section 16 of the Securities
Exchange Act of 1934.

     1.12 "Unrestricted Benefit" shall mean the sum of a Participant's Company Matching Contributions that would have been contributed to his Savings Plan company contribution account and credited to his ERISA Savings Restoration Plan of Amoco Corporation and Participating Companies company contribution account for any calendar year determined under both of these plans assuming Deferred Earnings are "Applicable Compensation" as defined in the Savings Plan.

                            ARTICLE II

                   COMPANY CONTRIBUTION ACCOUNT

     2.01 Establishment of Company Contribution Account. The Plan Administrator will establish and maintain an unfunded Company
Contribution Account in the name of each Participant.

     2.02 Crediting Company Matching Contributions. For every payroll cycle the Plan Administrator shall determine which Participants have an Unrestricted Benefit greater than their Maximum Benefit. The Plan Administrator shall make this determination by making the calculations on a payroll cycle basis. Then, under a procedure similar to the one used for the Savings Plan, the Plan Administrator shall credit to the Company Contribution Accounts of each of those Participants an amount equal to his Unrestricted Benefit less his Maximum Benefit.

     2.03 Charge to Company Contribution Accounts. Any amount distributed or paid from a Company Contribution Account will be charged against such account, under a procedure similar to the one used for the Savings Plan, as of the day on which the distribution or payment occurs. Also, if a Participant receives any Deferred Earnings prior to his termination of employment with the Company the amount of Company Matching Contributions credited to his Company Contribution Account for this Plan at the time such Participant deferred receipt of such earnings, will be charged against his Company Contribution Account (disregarding all hypothetical investment results) during the payroll cycle of the receipt of the Deferred Earnings, but in no event shall his Company Contribution Account be charged more than the account's hypothetical market value at the time of the charge.

                            ARTICLE III

                   HYPOTHETICAL INVESTMENT FUNDS

     3.01 Hypothetical Investment Funds. The Plan Administrator will maintain records which reflect the portion of each Company Contribution Account of a Participant that is hypothetically to be invested in any of the investment funds available to participants in the Savings Plan, as amended from time to time. The Plan Administrator shall use the same values used by the plan administrator of the Savings Plan in maintaining these records.

     3.02 Hypothetical Investment of Credited Company Matching Contributions and Transfers Among Funds. All Company Matching Contributions will be hypothetically invested in the Savings Plan Amoco Stock Fund when they are initially credited to Participants' Company Contribution Accounts. Twice a calendar month, a Participant may direct a hypothetical transfer among the investment funds available to participants in the Savings Plan, so that his Company Contribution Account is invested entirely in one investment fund or in a combination of two or more of the investment funds, provided that combinations must be specified in 5% increments and the total combination must equal 100%. Notwithstanding the foregoing, Section 16 Officers are prohibited from making a hypothetical transfer of assets into or out of the Savings Plan Amoco Stock Fund.

                            ARTICLE IV

                           DISTRIBUTIONS


     4.01 Distribution Upon Retirement. A Participant whose employment terminates as a result of retirement, as defined under the Savings Plan, will receive the total amount credited to his Company Contribution Account, in a cash lump sum, in the January following his retirement. Notwithstanding the foregoing, a Participant can accelerate payment of his lump sum distribution by irrevocably electing to accelerate, prior to his retirement, his cash lump sum distribution to the month following his retirement. However, if the Participant accelerating his lump sum distribution is a Section 16 Officer at the time of election such election to accelerate must be made no later than six months prior to his retirement.

     4.02 Distribution Upon Death of a Participant.  If a
Participant dies with a balance in his Company Contribution
Account, his beneficiary will receive the total amount in his account in a cash lump sum as soon as administratively practicable.

     4.03 Termination of Employment Prior to Retirement or Death. If a Participant's employment with the Company terminates under circumstances other than for retirement or death, he shall be 100% vested in an amount equal to the amount credited to his Company Contribution Account [less the smaller of: 1. the value of the sum of the Company Matching Contributions, valued on the date credited to his Company Contribution Account, times the result of 100% minus his vested percent or, 2. the value of his Company Contribution Account times his vested percent], which is a percentage based upon his years of vesting service (as defined under the Savings Plan), as follows:

Year of Vesting      But Less Than     Vested Percentage
    Service

                        2 Years                 0%
    2 Years             3 Years                25%
    3 Years             4 Years                50%
    4 Years             5 Years                75%
    5 Years                                   100%

     A Participant whose employment terminates under circumstances other than for retirement or death will receive the vested portion credited to his Company Contribution Account in a cash lump sum, in the January following his termination of employment. Notwithstanding the foregoing, a Participant can accelerate payment of his lump sum distribution by irrevocably electing to accelerate prior to his termination of employment, his cash lump sum distribution to the month following his termination of employment. However, if the Participant accelerating his lump sum distribution is a Section 16 Officer at the time of election, such election to accelerate must be made no later than six months prior to his termination of employment.

     4.04 $3,500 Cash-Out. If the vested amount credited to a Participant's Company Contribution Account does not exceed $3,500 at the date of his termination of employment for any reason, the Plan Administrator shall distribute in a cash lump sum the entire vested amount credited to his account as soon as administratively practicable.

     4.05 Designation of Beneficiary. A Participant may designate one or more beneficiaries and may revoke or change such designation at any time. If the Participant names two or more beneficiaries, distribution to them will be in such proportions as the Participant designates or, if the Participant does not so designate, in equal shares pro rata from such Participant's Company Contribution Account. Also, if the Participant names two or more beneficiaries and one beneficiary predeceases the Participant, then the deceased beneficiary's share shall be distributed to the other beneficiaries in the percentages stated on the Participants' beneficiary election form. Any designation of beneficiary will be in writing on such form as Amoco may prescribe and will be effective upon filing with Amoco.

     Notwithstanding the preceding paragraph, the sole beneficiary of a married Participant will be the Participant's spouse unless the spouse consents in writing to the designation of another person as beneficiary. The spouse's consent must acknowledge the effect of such consent and be witnessed by a notary public.

     4.06 No Designation. Any portion of a distribution payable upon the death of a Participant which is not disposed of by a designation of beneficiary for any reason whatsoever will be paid to the Participant's spouse if living at this death, otherwise to the Participant's estate.

     4.07 All Distributions In Cash. All distributions made from the Plan shall be made in cash only.

     4.08 Other Withdrawals and Distributions. Withdrawals and distributions from the Plan shall not be permitted for any reasons other than those in this Article IV.

                             ARTICLE V

                    ADMINISTRATION OF THE PLAN


     5.01 Plan Administrator. The Plan shall be administered by Amoco (or its agent) which shall have the discretionary authority to interpret the Plan and issue such regulations as it deems appropriate. The Plan Administrator shall have the duty and responsibility of maintaining records and making the requisite calculations. The Plan Administrator's interpretations, determinations, regulations, and calculations shall be final and binding on all persons and parties concerned.

     5.02 Amendment and Termination. Amoco may amend or terminate the Plan at any time, provided, however, that no such amendment or termination shall adversely affect a benefit to which a terminated or retired Participant or his beneficiary is entitled under Article II prior to the date of such amendment or termination.

     5.03 Payments. The Company will pay all benefits arising under this Plan and all costs, charges, and expenses relating thereto.

     5.04 Non-assignability of Benefits. The benefits payable hereunder or the right to receive future benefits under the Plan may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered, or subject to attachment, garnishment, levy, execution or other legal or equitable process.

     5.05 Status of Plan. The benefits under this plan shall not be funded but shall constitute liabilities of the Company when due.

     5.06 Nonguarantee of Employment. Nothing contained in this Plan shall be construed as a contract of employment between the Company and any Participant, or as a right of any Participant to be continued in employment of the Company, or as a limitation on the right of the Company to discharge any of its employees, with or without cause.

     5.07 Applicable Law. All questions pertaining to the construction and validity of the Plan shall be determined in accordance with the laws of the United States, and to the extent not preempted by such laws, by the laws of the State of Illinois.

     5.08 Rules of Construction. Where the context so requires, the masculine includes the feminine, the singular includes the plural, and the plural includes the singular.

     5.09 "Cash-Only" Plan. This Plan is designed to satisfy the requirements of a "cash-only" plan in which interests in the Plan are not considered "derivative securities" under Section 16 of the Securities Exchange Act of 1934. To the extent any provision of this Plan does not satisfy the requirements of such a "cash-only" plan," this Plan shall be deemed to be amended to so satisfy such requirements.

     5.10 Withholding. The Company is authorized to withhold all income and other taxes required to be withheld from amounts payable under this Plan.

                     AMENDMENT AND RESTATEMENT

                                OF

                 DEFERRAL SAVINGS RESTORATION PLAN

                                OF

           AMOCO CORPORATION AND PARTICIPATING COMPANIES


WHEREAS, Amoco Corporation ("AMOCO") maintains Deferral Savings
Restoration Plan of Amoco Corporation and Participating Companies
("Plan"); and

WHEREAS, amendment and restatement of the Plan now is considered desirable;

NOW, THEREFORE, pursuant to resolutions adopted by the Board of Directors of this Corporation on September 27, 1994, which delegated various powers relating to employee benefit plans to the Senior Vice President (Human Resources) of AMOCO and to the powers reserved to AMOCO by subsection 5.02 of the Plan, the Plan as evidenced by the attached official text, be and is hereby amended and restated, effective November 27, 1995.



             *   *   *   *   *   *   *   *   *   *   *


I, R. W. Anderson, Senior Vice President of Amoco Corporation, hereby approve and adopt the attached official text of the amended and restated Deferral Savings Restoration Plan of Amoco Corporation and Participating Companies, effective November 27, 1995.

                          Dated this __19__ day of _February_, 1996



                          _            __R. W. Anderson____________
                           Senior Vice President, Amoco Corporation
                              As aforesaid

                  ERISA SAVINGS RESTORATION PLAN

                                OF

                         AMOCO CORPORATION

                                AND

                      PARTICIPATING COMPANIES





















Established as of:  July 1, 1983

Amended and Restated as of:  November 27, 1995

                  ERISA SAVINGS RESTORATION PLAN
                                OF
                         AMOCO CORPORATION
                                AND
                      PARTICIPATING COMPANIES

                         TABLE OF CONTENTS


                                                              Page
I.     DEFINITIONS

       1.01      Act                                            1
       1.02      Amoco                                          1
       1.03      Code                                           1
       1.04      Company                                        1
       1.05      Effective Date                                 1
       1.06      Maximum Benefit                                1
       1.07      Participant                                    1
       1.08      Savings Plan                                   1
       1.09      Plan                                           1
       1.10      Section 16 Officer                             1
       1.11      Unrestricted Benefit                           1

II.    COMPANY CONTRIBUTION ACCOUNT

       2.01      Establishment of Company
                      Contribution Account                      3
       2.02      Crediting Company Matching Contributions       3
       2.03      Charge to Company Contribution Accounts        3

III.   HYPOTHETICAL INVESTMENT OF COMPANY CONTRIBUTIONS
       3.01      Hypothetical Investment                        4
       3.02      Hypothetical Investment of Credited
                      Company Matching Contributions
                      and Transfers Among Funds                 4

                  ERISA SAVINGS RESTORATION PLAN
                                OF
                         AMOCO CORPORATION
                                AND
                      PARTICIPATING COMPANIES

                         TABLE OF CONTENTS
                            (Continued)


                                                              Page
IV.    DISTRIBUTIONS

       4.01      Distribution Upon Retirement                   5
       4.02      Distribution Upon Death of a Participant       5
       4.03      Termination of Employment Prior to
                      Retirement or Death                       5
       4.04      $3,500 Cash-Out                                6
       4.05      Designation of Beneficiary                     6
       4.06      No Designation                                 6
       4.07      All Distributions In Cash                      6
       4.08      Other Withdrawals and Distributions            7

V.     ADMINISTRATION OF THE PLAN

       5.01      Plan Administrator                             8
       5.02      Amendment and Termination                      8
       5.03      Payments                                       8
       5.04      Non-assignability of Benefits                  8
       5.05      Status of Plan                                 8
       5.06      Nonguarantee of Employment                     8
       5.07      Applicable Law                                 8
       5.08      Rules of Construction                          9
       5.09      "Cash-Only" Plan                               9
       5.10      Withholding                                    9

                             ARTICLE I

                            DEFINITIONS

     1.01 "Act" shall mean the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended from time to time.

     1.02 "Amoco" shall mean Amoco Corporation, an Indiana corporation.

     1.03 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     1.04 "Company" shall mean Amoco and any of its subsidiaries or affiliated business entities participating in the Savings Plan.

     1.05 "Effective Date" shall mean July 1, 1983.

     1.06 "Maximum Benefit" shall mean the maximum total of Company Matching Contributions permitted by the Code to be contributed to the account of a Participant of the Savings Plan for any calendar year under Sections 415(c)(1)(A) and 401(a)(17) of the Code.

     1.07 "Participant" shall mean any employee of the Company who is an active Participant in the Savings Plan on or after the Effective Date, is a recipient of a bonus under the 1991 Incentive Program for Amoco Corporation and its Participating Subsidiaries and has deferred payment of all or a portion of any bonus past the initial payment date.

     1.08 "Savings Plan" shall mean the Amoco Employee Savings
Plan, as amended from time to time.

     1.09 "Plan" shall mean the ERISA Savings Restoration Plan of
Amoco Corporation and Participating Companies, as amended from time to time or restated, which shall be an unfunded excess benefit plan as defined in Act Section 3(36).

     1.10 "Section 16 Officer" shall mean any employee of the Company who is an officer under Section 16 of the Securities
Exchange Act of 1934.

     1.11 "Unrestricted Benefit" shall mean the maximum total of Company Matching Contributions that would have been contributed to the Savings Plan company contribution account of a Participant of the Savings Plan for any calendar year, without regard to the limitations of the Code imposed under Sections 415(c)(1)(A) and 401(a)(17).

                            ARTICLE II

                   COMPANY CONTRIBUTION ACCOUNT

     2.01 Establishment of Company Contribution Account. The Plan Administrator will establish and maintain an unfunded Company
Contribution Account in the name of each Participant.

     2.02 Crediting Company Matching Contributions. For every payroll cycle the Plan Administrator shall determine which Participants have an Unrestricted Benefit greater than their Maximum Benefit. The Plan Administrator shall make this determination by making the calculations on a payroll cycle basis. Then, under a procedure similar to the one used for the Savings Plan, the Plan Administrator shall credit to the Company Contribution Accounts of each of those Participants an amount equal to his Unrestricted Benefit less his Maximum Benefit.

     2.03 Charge to Company Contribution Accounts. Any amount distributed or paid from a Company Contribution Account will be charged against such account, under a procedure similar to the one used for the Savings Plan, as of the day on which the distribution or payment occurs.

                            ARTICLE III

                   HYPOTHETICAL INVESTMENT FUNDS

     3.01 Hypothetical Investment Funds. The Plan Administrator will maintain records which reflect the portion of each Company Contribution Account of a Participant that is hypothetically to be invested in any of the investment funds available to participants in the Savings Plan, as amended from time to time. The Plan Administrator shall use the same values used by the plan administrator of the Savings Plan in maintaining these records.

     3.02 Hypothetical Investment of Credited Company Matching Contributions and Transfers Among Funds. All Company Matching Contributions will be hypothetically invested in the Savings Plan Amoco Stock Fund when they are initially credited to Participants' Company Contribution Accounts. Twice a calendar month, a Participant may direct a hypothetical transfer among the investment funds available to participants in the Savings Plan, so that his Company Contribution Account is invested entirely in one investment fund or in a combination of two or more of the investment funds, provided that combinations must be specified in 5% increments and the total combination must equal 100%. Notwithstanding the foregoing, Section 16 Officers are prohibited from making a hypothetical transfer of assets into or out of the Savings Plan Amoco Stock Fund.

                            ARTICLE IV

                           DISTRIBUTIONS


     4.01 Distribution Upon Retirement. A Participant whose employment terminates as a result of retirement, as defined under the Savings Plan, will receive the total amount credited to his Company Contribution Account, in a cash lump sum, in the January following his retirement. Notwithstanding the foregoing, a Participant can accelerate payment of his lump sum distribution by irrevocably electing to accelerate, prior to his retirement, his cash lump sum distribution to the month following his retirement. However, if the Participant accelerating his lump sum distribution is a Section 16 Officer at the time of election such election to accelerate must be made no later than six months prior to his retirement.

     4.02 Distribution Upon Death of a Participant.  If a
Participant dies with a balance in his Company Contribution
Account, his beneficiary will receive the total amount in his account in a cash lump sum as soon as administratively practicable.

     4.03 Termination of Employment Prior to Retirement or Death. If a Participant's employment with the Company terminates under circumstances other than for retirement or death, he shall be 100% vested in an amount equal to the amount credited to his Company Contribution Account [less the smaller of: 1. the value of the sum of the Company Matching Contributions, valued on the date credited to his Company Contribution Account, times the result of 100% minus the vested percent or, 2. the value of his Company Contribution Account times the vested percent], which is a percentage based upon his years of vesting service (as defined under the Savings Plan), as follows:

Year of Vesting      But Less Than     Vested Percentage
    Service

                        2 Years                 0%
    2 Years             3 Years                25%
    3 Years             4 Years                50%
    4 Years             5 Years                75%
    5 Years                                   100%

     A Participant whose employment terminates under circumstances other than for retirement or death will receive the vested portion credited to his Company Contribution Account in a cash lump sum, in the January following his termination of employment. Notwithstanding the foregoing, a Participant can accelerate payment of his lump sum distribution by irrevocably electing to accelerate prior to his termination of employment, his cash lump sum distribution to the month following his termination of employment. However, if the Participant accelerating his lump sum distribution is a Section 16 Officer at the time of election, such election to accelerate must be made no later than six months prior to his termination of employment.

     4.04 $3,500 Cash-Out. If the vested amount credited to a Participant's Company Contribution Account does not exceed $3,500 at the date of his termination of employment for any reason, the Plan Administrator shall distribute in a cash lump sum the entire vested amount credited to his account as soon as administratively practicable.

     4.05 Designation of Beneficiary. A Participant may designate one or more beneficiaries and may revoke or change such designation at any time. If the Participant names two or more beneficiaries, distribution to them will be in such proportions as the Participant designates or, if the Participant does not so designate, in equal shares pro rata from such Participant's Company Contribution Account. Also, if the Participant names two or more beneficiaries and one beneficiary predeceases the Participant, then the deceased beneficiary's share shall be distributed to the other beneficiaries in the percentages stated on the Participants' beneficiary election form. Any designation of beneficiary will be in writing on such form as Amoco may prescribe and will be effective upon filing with Amoco.

          Notwithstanding the preceding paragraph, the sole beneficiary of a married Participant will be the Participant's spouse unless the spouse consents in writing to the designation of another person as beneficiary. The spouse's consent must acknowledge the effect of such consent and be witnessed by a notary public.

     4.06 No Designation. Any portion of a distribution payable upon the death of a Participant which is not disposed of by a designation of beneficiary for any reason whatsoever will be paid to the Participant's spouse if living at this death, otherwise to the Participant's estate.

     4.07 All Distributions In Cash. All distributions made from the Plan shall be made in cash only.

     4.08 Other Withdrawals and Distributions. Withdrawals and distributions from the Plan shall not be permitted for any reasons other than those in this Article IV.

                             ARTICLE V

                    ADMINISTRATION OF THE PLAN


     5.01 Plan Administrator. The Plan shall be administered by Amoco (or its agent) which shall have the discretionary authority to interpret the Plan and issue such regulations as it deems appropriate. The Plan Administrator shall have the duty and responsibility of maintaining records and making the requisite calculations. The Plan Administrator's interpretations, determinations, regulations, and calculations shall be final and binding on all persons and parties concerned.

     5.02 Amendment and Termination. Amoco may amend or terminate the Plan at any time, provided, however, that no such amendment or termination shall adversely affect a benefit to which a terminated or retired Participant or his beneficiary is entitled under Article II prior to the date of such amendment or termination.

     5.03 Payments. The Company will pay all benefits arising under this Plan and all costs, charges, and expenses relating thereto.

     5.04 Non-assignability of Benefits. The benefits payable hereunder or the right to receive future benefits under the Plan may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered, or subject to attachment, garnishment, levy, execution or other legal or equitable process.

     5.05 Status of Plan. The benefits under this plan shall not be funded but shall constitute liabilities of the Company when due.

     5.06 Nonguarantee of Employment. Nothing contained in this Plan shall be construed as a contract of employment between the Company and any Participant, or as a right of any Participant to be continued in employment of the Company, or as a limitation on the right of the Company to discharge any of its employees, with or without cause.

     5.07 Applicable Law. All questions pertaining to the construction and validity of the Plan shall be determined in accordance with the laws of the United States, and to the extent not preempted by such laws, by the laws of the State of Illinois.

     5.08 Rules of Construction. Where the context so requires, the masculine includes the feminine, the singular includes the plural, and the plural includes the singular.

     5.09 "Cash-Only" Plan. This Plan is designed to satisfy the requirements of a "cash-only" plan in which interests in the Plan are not considered "derivative securities" under Section 16 of the Securities Exchange Act of 1934. To the extent any provision of this Plan does not satisfy the requirements of such a "cash-only" plan," this Plan shall be deemed to be amended to so satisfy such requirements.

           5.10 Withholding. The Company is authorized to withhold all income and other taxes required to be withheld from amounts payable under this Plan.

                     AMENDMENT AND RESTATEMENT

                                OF

                  ERISA SAVINGS RESTORATION PLAN

                                OF

           AMOCO CORPORATION AND PARTICIPATING COMPANIES


WHEREAS, Amoco Corporation ("AMOCO") maintains ERISA Savings
Restoration Plan of Amoco Corporation and Participating Companies
("Plan"); and

WHEREAS, amendment and restatement of the Plan now is considered desirable;

NOW, THEREFORE, pursuant to resolutions adopted by the Board of Directors of this Corporation on September 27, 1994, which delegated various powers relating to employee benefit plans to the Senior Vice President (Human Resources) of AMOCO and to the powers reserved to AMOCO by subsection 5.02 of the Plan, the Plan as evidenced by the attached official text, be and is hereby amended and restated, effective November 27, 1995.



             *   *   *   *   *   *   *   *   *   *   *


I, R. W. Anderson, Senior Vice President of Amoco Corporation, hereby approve and adopt the attached official text of the amended and restated ERISA Savings Restoration Plan of Amoco Corporation and Participating Companies, effective November 27, 1995.

                          Dated this __19__ day of _February_, 1996



                          _            __R. W. Anderson____________
                           Senior Vice President, Amoco Corporation
                              As aforesaid

                       AMOCO CORPORATION

         BONUS DEFERRAL PLAN FOR 1991 INCENTIVE PROGRAM
              AS AMENDED EFFECTIVE JANUARY 1, 1995


1.   PURPOSE

     The purpose of this Bonus Deferral Plan (this "Plan") is to provide certain employees of Amoco Corporation ("Amoco") and its subsidiaries who receive bonuses pursuant to the 1991 Incentive Program of Amoco Corporation and its Participating Subsidiaries (the "1991 Incentive Program") an opportunity to receive such bonuses on a deferred basis. This Plan shall be considered part of the 1991 Incentive Program and is set out in a separate document merely for convenience.

2.   ELIGIBILITY

     Persons regularly eligible for a bonus under the 1991 Incentive Program who are on a United States (U.S. $) payroll are eligible to participate in this Plan. Persons on other countries' payrolls will be eligible only as, and if, determined by the Compensation and Organization Committee or its delegatee(s).

3.   TERMS OF DEFERRAL

          a. Eligible persons may voluntarily elect to defer receipt of a portion or all of any bonus which may be earned in future years.

          b. Election must be made no later than August 31 of the year in which a bonus is earned; provided, however, that election by any Section 16 Participant (as defined below) must be made at least six months prior to the date of the bonus award for which such election is made.

          c. Deferrals may be for a specified period during employment or until after retirement, or a combination of both.

          d. Deferred bonuses will be deemed to be invested in either of two ways or a combination thereof.

                     1) Cash credited with interest at a rate determined by the Compensation and Organization Committee.

                     2) Share Units equivalent to shares of Amoco common stock with quarterly dividend equivalents credited and reinvested in additional Share Units.

          e. Switching of deferred bonuses for any given year by Participants who are subject to Section 16 of the Securities Exchange Act of 1934 ("Section 16 Participants") between investment alternatives will not be permitted after the election to defer the bonus has been made. Non-Section 16 Participants shall be permitted to switch deferred bonuses for any given year between investment alternatives once in any twelve month period. In connection with any change in the monthly rate made by the Compensation and Organization Committee pursuant to Section 9 of this Plan, the Compensation and Organization Committee may elect to permit Non-Section 16 Participants to switch deferred bonuses for any given year between investment alternatives one time (in addition to the once-per-twelve-month switch permitted by the preceding sentence) effective with such change in the monthly rate. In the event that the Compensation and Organization Committee elects to permit any such special switch between investment alternatives, appropriate notice shall be sent to all Non-Section 16 Participants in advance of the effective date. In no event will any
          Section 16 Participant be permitted to switch any deferred bonus between investment alternatives after the election to defer such bonus is made.

          f.   Payout of a deferred bonuses may be as follows:

                     1) In lump sum or in up to five annual installments if payout occurs or commences during employment, or

                     2) In lump sum or in up to fifteen annual installments if payout occurs or commences following retirement, or

                    3)   A combination of 1 and 2.

                         "Retirement" shall mean retirement under a
               qualified   retirement  plan  of   Amoco   and   its
               subsidiaries.

          g. Acceleration of payout of deferred bonuses to a date or dates sooner than originally elected is not permissible for any reason for Section 16 Participants. For non-Section 16 Participants, acceleration of payout of deferred bonuses to a date or dates sooner than originally elected is permissible only in the case of severe financial hardship beyond the control of the Participant and is at the discretion of Amoco.

          h. Payouts of deferred bonuses shall be made only in the form of cash. Payment for Share Units will be based on the fair market value of Amoco common shares at the time of payout as provided in this Plan.

4.   DEFERRED COMPENSATION ACCOUNTS

     A deferred bonuses account shall be maintained for each Participant ("Participant's Account"). Cash, interest equivalents, Share Units, and Dividend Equivalents shall be credited to a Participant's Account as stipulated in the applicable election form(s) and as set forth in this Plan.

5.   UNFUNDED OBLIGATION

     All payments under this Plan shall be made from the general funds of Amoco and no special or separate fund shall be established and no other segregation of assets shall be made to assure the payment of any deferred payments. No Participant shall have any right, title or interest whatever in or to any investment which Amoco may make to aid it in meeting its obligations hereunder. Nothing contained in this Plan and no action taken pursuant to its provisions, shall create or be construed to create a trust or escrow of any kind or a fiduciary relationship between Amoco and a Participant or any other person. To the extent a Participant or any other person acquires a right to receive payments from Amoco, such right shall be no greater than the right of a general unsecured creditor.

6.   SHARE UNITS

     Share Units shall be credited to a Participant's Account promptly upon payment of a bonus for the amount of the bonus deferred in Share Units. The value of Share Units for the purposes of crediting accounts with periodic Dividend Equivalents shall be the average of the high and low prices for shares of Amoco common stock ("Shares") as reported on the New York Stock Exchange on the applicable dividend payment date. Any fractional Share Units shall be maintained in the Participant's Account. The number of Share Units in an account shall be adjusted to give effect to any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend, or through recapitalization resulting in a stock split, combination or exchange of Shares of Amoco, or the like. Share Units shall not entitle any person to the rights of a shareholder.

7.   DIVIDEND EQUIVALENTS

     Until payment in accordance with this Plan, a Participant's Account credited with Share Units shall be credited on dividend payment dates with Dividend Equivalents. On any dividend payment date when cumulative Dividend Equivalents in a Participant's Account shall equal or exceed the value of a full Share Unit, such Dividend Equivalents shall be credited to such account in a full Share Unit. Fractional Share Units shall also be maintained.

8.   CASH

     A Participant's Account shall be credited promptly upon payment of a bonus for the applicable amount of bonus deferred in cash.

9.   INTEREST

     Until payment in accordance with this Plan, Participant's Accounts deferred in cash shall be deemed to accrue interest equivalents, which shall be credited and compounded monthly at a rate determined by the Compensation and Organization Committee.

10.  PAYMENT OF DEFERRED COMPENSATION

     Each Participant shall be entitled to receive in cash all deferred compensation credited to such Participant's Account (less taxes, if any, required to be withheld by the Federal or any state or local government and paid over to such government for the Participant) in accordance with such Participant's election(s). Payment of amounts deferred in Share Units shall be based on the average of the high and low prices of Shares as reported on the New York Stock Exchange for the trading day preceding a payment date.

     If annual installments are elected, the amount of the first payment shall be a fraction of the balance in the Participant's Account as of the day preceding each subsequent payment, the numerator of which is one and the denominator of which is the total number of installments elected minus the number of installments previously paid.

     In the event of a Participant's death, the balance in the Participant's Account shall be paid to the Participant's designated beneficiary, or to the Participant's estate. The balance in the Participant's account shall be determined as of the date of death. Such balance shall be paid in a single payment to the Participant's beneficiary or the Participant's estate, as applicable, as soon as reasonably practicable thereafter.

     Notwithstanding the foregoing, if a Participant shall terminate his or her employment with Amoco or its subsidiaries for any reason other than death or retirement, the balance in the Participant's Account shall be determined as of the date of termination. Such balance shall be paid in a single payment to the Participant as soon as reasonably practicable thereafter.

11.  VALUE OF DEFERRED COMPENSATION ACCOUNTS

     The value of each Participant's Account shall consist of amount of bonuses deferred in the form of cash and/or Share Units and the interest equivalents or Dividend Equivalents described in Sections 7 and 9. All deferred cash credits to an account shall be deemed to earn interest equivalents for the period from the date credited to the date of withdrawal.

12.  NON-ASSIGNABILITY

     The right of a Participant to receive any unpaid portion of the Participant's Account shall not be voluntarily or involuntarily assigned, transferred, pledged or encumbered or be subject in any manner to alienation or anticipation, except that a Participant may designate, on forms provided by Amoco, a beneficiary to receive unpaid installments in the event of such Participant's death.

13.  ADMINISTRATION

     The administrator of the Plan shall be the Compensation and Organization Committee and its delegatee(s). The Compensation and Organization Committee and its delegatee(s) shall have the authority to adopt rules, regulations and procedures for carrying out this Plan and to interpret and implement the provisions hereof.

14.  AMENDMENT AND TERMINATION

     This Plan may at any time be amended, modified or terminated by the Compensation and Organization Committee and its delegatee(s); provided, however that with respect to Section 16 Participants only the Compensation and Organization Committee may so amend, modify or terminate the Plan. No amendment, modification or termination shall, without the consent of a Participant, adversely affect such Participant's rights with respect to amounts credited to the Participant's Account.

15.  EFFECTIVE DATE

     This Plan is effective as of November 1, 1991. This Plan will continue in effect until terminated by the Compensation and Organization Committee. The first bonuses under the 1991
     Incentive Program to which this Plan shall apply shall be bonuses payable in calendar year 1993.


     Amended and Restated effective January 1, 1995.

                       AMOCO CORPORATION

                 PERFORMANCE UNIT DEFERRAL PLAN
              AS AMENDED EFFECTIVE JANUARY 1, 1995


1.   PURPOSE

     The purpose of this Performance Unit Deferral Plan (this "Plan") is to provide recipients of performance units received pursuant to the 1986 Management Incentive Program of Amoco Corporation ("Amoco") and its Participating Subsidiaries ("MIP") an opportunity to receive payouts of such performance units on a deferred basis. This Plan shall be considered part of the MIP and is set out in a separate document for convenience.

2.   ELIGIBILITY

     Persons regularly eligible for a performance unit award under the MIP who are on a United States (U.S. $) payroll are eligible to participate in this Plan. Each person so eligible who participates in this Plan shall be referred to herein as a "Participant."

3.   TERMS OF DEFERRAL

          a. Eligible persons may voluntarily elect to defer receipt of a portion or all of any payout which may be earned following a performance period.

          b. Election must be made no later than December 31 of the year preceding the final year of the applicable performance period. Deferral elections shall be irrevocable. Human Resources shall make available election forms for deferrals to eligible Participants. Election forms must be submitted to Executive Compensation Administration prior to such date.

          c. Deferrals may be for a specified period during employment or until after retirement, or a combination of both.

          d. Deferred performance unit grant payouts may be deemed to be invested in either of two ways or a combination thereof.

                     1) Cash credited with interest at a rate determined by the Compensation and Organization Committee.

                     2) Share Units equivalent to shares of Amoco common stock with quarterly dividend equivalents credited and reinvested in additional Share Units.

          e. Switching of deferred performance unit payouts for any given year by Participants who are subject to Section 16 of the Securities Exchange Act of 1934 ("Section 16 Participants") between investment alternatives will not be permitted after the election to defer the performance
          unit   grant  payout  has  been  made.   Non-Section   16
          Participants  shall  be  permitted  to  switch   deferred
          performance unit payouts for any given year between investment alternatives once in any twelve-month period. In connection with any change in the monthly rate made by the Compensation and Organization Committee pursuant to
          Section 9 of this Plan, the Compensation and Organization Committee may elect to permit Non-Section 16 Participants to switch deferred bonuses for any given year between investment alternatives one time (in addition to the once-
          per-twelve-month  switch  permitted  by   the   preceding
          sentence) effective with such change in the monthly rate. In the event that the Compensation and Organization Committee elects to permit any such special switch between investment alternatives, appropriate notice shall be sent to all Non-Section 16 Participants in advance of the effective date. In no event will any Section 16 Participant be permitted to switch any deferred bonus between investment alternatives after the election to defer such bonus is made.

          f.   Payout of a deferred bonuses may be as follows:

                     1) In lump sum or in up to five annual installments if payout occurs or commences during employment, or

                     2) In lump sum or in up to fifteen annual installments if payout occurs or commences following retirement, or

                    3)   A combination of 1 and 2.

                         "Retirement" shall mean retirement under a
               qualified   retirement  plan  of   Amoco   and   its
               subsidiaries.

          g. Acceleration of payout to a date or dates sooner than originally elected is not permissible for any reason for Section 16 Participants. For non-Section 16 Participants, acceleration of payout to a date or dates sooner than originally elected is permissible only in the case of severe financial hardship beyond the control of the Participant and is at the discretion of Amoco..

          h. Payouts shall be made only in the form of cash. Payment for Share Units will be based on the fair market value of Amoco common shares at the time of payment as provided in this Plan.

4.   DEFERRED COMPENSATION ACCOUNTS

     A deferred performance unit payout account shall be maintained for each Participant ("Participant's Account"). Cash, interest equivalents, Share Units, and Dividend Equivalents shall be credited to a Participant's Account as stipulated in the applicable election form(s) and as set forth in this Plan.

5.   UNFUNDED OBLIGATION

     All payments under this Plan shall be made from the general funds of Amoco and no special or separate fund shall be established and no other segregation of assets shall be made to assure the payment of any deferred payments. No Participant shall have any right, title or interest whatever in or to any investment which Amoco may make to aid it in meeting its obligations hereunder. Nothing contained in this Plan and no action taken pursuant to its provisions, shall create or be construed to create a trust or escrow of any kind or a fiduciary relationship between Amoco and a Participant or any other person. To the extent a Participant or any other person acquires a right to receive payments from Amoco, such right shall be no greater than the right of a general unsecured creditor.

6.   SHARE UNITS

     Share Units shall be credited to a Participant's Account promptly upon payout of the performance units for the amount of the payout deferred in Share Units. The value of Share Units for the purposes of crediting accounts with periodic Dividend Equivalents shall be the average of the high and low prices for shares of Amoco common stock ("Shares") as reported on the New York Stock Exchange on the applicable dividend payment date. Any fractional Share Units shall be maintained in the Participant's Account. The number of Share Units in an account shall be adjusted to give effect to any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend, or through recapitalization resulting in a stock split, combination or exchange of Shares of Amoco, or the like. Share Units shall not entitle any person to the rights of a shareholder.

7.   DIVIDEND EQUIVALENTS

     Until payment in accordance with this Plan, a Participant's Account credited with Share Units shall be credited on dividend payment dates with Dividend Equivalents. On any dividend payment date when cumulative Dividend Equivalents in a Participant's Account shall equal or exceed the value of a full Share Unit, such Dividend Equivalents shall be credited to such account in a full Share Unit. Fractional Share Units shall also be maintained.

8.   CASH

     A Participant's Account shall be credited promptly upon payout of the performance units for the applicable amount of the payout deferred in cash.

9.   INTEREST

     Until payment in accordance with this Plan, Participant's Accounts deferred in cash shall be deemed to accrue interest equivalents, which shall be credited and compounded monthly at a rate determined by the Compensation and Organization Committee.

10.  PAYMENT OF DEFERRED COMPENSATION

     Each Participant shall be entitled to receive in cash all deferred compensation credited to such Participant's Account (less taxes, if any, required to be withheld by the Federal or any state or local government and paid over to such government for the Participant) in accordance with such Participant's election(s). Payment of amounts deferred in Share Units shall be based on the average of the high and low prices of Shares as reported on the New York Stock Exchange for the trading day preceding a payment date.

     If annual installments are elected, the amount of the first payment shall be a fraction of the balance in the Participant's Account as of the day preceding each subsequent payment, the numerator of which is one and the denominator of which is the total number of installments elected. The amount of each subsequent payment shall be a fraction of the balance in the Participant's Account as of the day preceding each subsequent payment, the numerator of which is one and the denominator of which is the total number of installments elected minus the number of installments previously paid.

     In the event of a Participant's death, the balance in the Participant's Account shall be paid to the Participant's designated beneficiary, to the Participant's estate. The balance in the Participant's account shall be determined as of the date of death. Such balance shall be paid in a single payment to the Participant's beneficiary or the Participant's estate, as applicable, as soon as reasonably practicable thereafter.

     Notwithstanding the foregoing, if a Participant shall terminate his or her employment with Amoco or its subsidiaries for any reason other than death or retirement, the balance in the Participant's Account shall be determined as of the date of termination. Such balance shall be paid in a single payment to the Participant as soon as reasonably practicable thereafter.

11.  VALUE OF DEFERRED COMPENSATION ACCOUNTS

     The value of each Participant's Account shall consist of amount of the performance unit payouts deferred in the form of cash and/or Share Units and the interest equivalents or Dividend Equivalents described in Sections 7 and 9. All deferred cash credits to an account shall earn interest for the period from the date credited to the date of withdrawal. As promptly as practicable following the close of each calendar year a statement will be sent to each Participant as to the balance in the Participant's Account as of the end of such year.

12.  NON-ASSIGNABILITY

     The right of a Participant to receive any unpaid portion of the Participant's Account shall not be voluntarily or involuntarily assigned, transferred, pledged or encumbered or be subject in any manner to alienation or anticipation, except that a Participant may designate, on forms provided by Amoco, a beneficiary to receive unpaid installments in the event of such Participant's death.

13.  ADMINISTRATION

     The administrator of the Plan shall be the Compensation and Organization Committee and its delegatee(s). The Compensation and Organization Committee and its delegatee(s) shall have the authority to adopt rules, regulations and procedures for carrying out this Plan and to interpret and implement the provisions hereof.

14.  AMENDMENT AND TERMINATION

     This Plan may at any time be amended, modified or terminated by the Compensation and Organization Committee and its delegatee(s); provided, however that with respect to Section 16 Participants only the Compensation and Organization Committee may so amend, modify or terminate the Plan. No amendment, modification or termination shall, without the consent of a Participant, adversely affect such Participant's rights with respect to amounts credited to the Participant's Account.

15.  EFFECTIVE DATE

     This Plan is effective as of May 1, 1991, but it incorporates terms of performance unit deferral previously in effect as well as amendments to such terms which are effective as of May 1, 1991. This Plan will continue in effect until terminated by the Compensation and Organization Committee or until all performance units under the MIP have been paid out and all Participants' Accounts under this Plan have been paid out.

     Amended and Restated effective January 1, 1995.

               DEFERRAL RETIREMENT RESTORATION PLAN

                                OF

                         AMOCO CORPORATION

                                AND

                      PARTICIPATING COMPANIES





















Established as of:  July 1, 1983

Amended and Restated as of:  November 27, 1995

               DEFERRAL RETIREMENT RESTORATION PLAN
                                OF
                         AMOCO CORPORATION
                                AND
                      PARTICIPATING COMPANIES

                         TABLE OF CONTENTS

                                                              Page
I.     DEFINITIONS

       1.01      Act                                            1
       1.02      Amoco                                          1
       1.03      Code                                           1
       1.04      Company                                        1
       1.05      Deferred Earnings                              1
       1.06      Effective Date                                 1
       1.07      Maximum Benefit                                1
       1.08      Participant                                    1
       1.09      Pension Plan                                   2
       1.10      Plan                                           2
       1.11      Unrestricted Benefit                           2

II.    BENEFITS

       2.01      Normal Retirement Benefit                      3
       2.02      Early Retirement Benefit                       3
       2.03      Deferred Vested Retirement Benefit             3
       2.04      Spouse's Pension Benefit                       3
       2.05      Optional Forms of Benefit Payment              3

III.   ADMINISTRATION OF THE PLAN
       3.01      Plan Administrator                             5
       3.02      Amendment and Termination                      5
       3.03      Payments                                       5
       3.04      Non-assignability of Benefits                  5
       3.05      Status of Plan                                 5
       3.06      Nonguarantee of Employment                     5
       3.07      Applicable Law                                 5
       3.08      Rules of Construction                          6

                             ARTICLE I

                            DEFINITIONS

     1.01 "Act" shall mean the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended from time to time.

     1.02 "Amoco" shall mean Amoco Corporation, an Indiana corporation.

     1.03 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     1.04 "Company" shall mean Amoco corporation and any of its subsidiaries or affiliated business entities participating in the Savings Plan.

     1.05 "Deferred Earnings" shall mean all or the portion of a Participant's bonus under the 1991 Incentive Program for Amoco
Corporation and its Participating Subsidiaries that the payment of such bonus was deferred past the initial payment date.

     1.06 "Effective Date" shall mean July 1, 1983.

     1.07 "Maximum Benefit" shall mean the sum of the monthly equivalent payable to a Participant under the Pension Plan and, if applicable, the ERISA Retirement Restoration Plan of Amoco
Corporation and Participating Companies.

     1.08 "Participant" shall mean any employee of the Company who is an active Participant in the Pension Plan on or after the Effective Date and who satisfies one or both of the following requirements:

          (a) Such employee's pension benefits determined on the basis of the provisions of the Pension Plan is reduced because of the Section 401(a)(17) limitation of the Code, or

          (b) Such employee is a recipient of a bonus under the 1991 Incentive Program for Amoco Corporation and its Participating Subsidiaries and has deferred payment of all or a portion of any bonus past the initial payment date.

     1.09 "Pension Plan" shall mean the Employee Retirement Plan of Amoco Corporation and Participating Companies.

     1.10 "Plan" shall mean the Deferral Retirement Restoration
Plan of Amoco Corporation and Participating Companies, as amended from time to time or restated, which shall be an unfunded excess benefit plan as defined in Act Section 3(36).

     1.11 "Unrestricted Benefit" shall mean the maximum monthly life annuity Normal, Early, or Deferred Vested retirement benefit (or lump sum equivalent), whichever is applicable, determined under the Pension Plan assuming Deferred Earnings are "Earnings" as defined in subsection 1.23 of the Pension Plan and without regard to the limitations of the Code imposed under Section 415 and
Section 401(A)(17).

                            ARTICLE II

                             BENEFITS

     2.01 Normal Retirement Benefit: Upon the Normal Retirement of a Participant, as provided under the Pension Plan, such Participant shall be entitled to a monthly life annuity benefit (or lump sum equivalent) equal in amount to his Unrestricted Benefit less the Maximum Benefit.

     2.02 Early Retirement Benefit: Upon the Early Retirement of a Participant, as provided under the Pension Plan, such Participant shall be entitled to a monthly life annuity (or lump sum equivalent) benefit equal to this Unrestricted benefit less the Maximum Benefit.

     2.03 Deferred Vested Retirement Benefit: If a Participant terminates employment with the Company and is entitled to a Deferred Vested Retirement Benefit provided under the Pension Plan, such a Participant shall be entitled to a monthly life annuity benefit equal to his Unrestricted Benefit less the Maximum Benefit.

     2.04 Spouse's Pension Benefit: Subject to Section 2.05, below, upon the death a Participant whose spouse is eligible for a pre- or post-retirement life annuity surviving benefit under the Pension Plan, the Participant's surviving spouse shall be entitled to a monthly life annuity benefit equal to the surviving spouse benefit determined in accordance with the provisions of the Pension Plan without regard to the limitation under Code Section 415 less the maximum Benefit.

     2.05 Optional Forms of Benefit Payment: A retirement benefit payable under this Article II commencing the month (or as of the month) following the Participant's termination of employment shall be paid in such form as provided under the Pension Plan as the Participant may have irrevocably elected by written notice filed with the Administrator prior to his termination of employment. If the participant elects any form of benefit payment other than a 50 percent Joint and Survivor Spouse Annuity his spouse (if applicable) must consent in writing to such election. Also, if a lump sum is elected such election must be approved by the Company. Notwithstanding the foregoing, if a Participant also participates in the ERISA Retirement Restoration Plan of Amoco Corporation and Participating Companies ("ERISA Plan"), then his retirement benefit payable under this Article II shall be paid in the same form and time as his retirement benefit under the ERISA Plan is paid. If the Participant defers commencement of the payment of his annuity under the Pension Plan, then the retirement benefit payable under this Article II shall be paid in such form and at such time as the benefit payable under the Pension Plan would be paid.

                            ARTICLE III

                    ADMINISTRATION OF THE PLAN


     3.01 Plan Administrator: The Plan shall be administered by Amoco (or its agent) which shall have the discretionary authority to interpret the Plan and issue such regulations as it deems appropriate. The Plan Administrator shall have the duty and responsibility of maintaining records, making the requisite calculations, and disbursing payments hereunder. The Plan Administrator's interpretations, determinations, regulations, and calculations shall be final and binding on all persons and parties concerned.

     3.02 Amendment and Termination: Amoco may amend or terminate the Plan at any time, provided, however, that no such amendment or termination shall adversely affect a benefit to which a terminated or retired Participant or his beneficiary is entitled under Article II prior to the date of such amendment or termination.

     3.03 Payments: The Company will pay all benefits arising under this Plan and all costs, charges, and expenses relating thereto.

     3.04 Non-assignability of Benefits: The benefits payable hereunder or the right to receive future benefits under the Plan may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered, or subject to attachment, garnishment, levy, execution or other legal or equitable process.

     3.05 Status of Plan: The benefits under this Plan shall not be funded but shall constitute liabilities of the Company when due.

     3.06 Nonguarantee of Employment: Nothing contained in this Plan shall be construed as a contract of employment between the Company and any Participant, or as a right of any Participant to be continued in employment of the Company, or as a limitation on the right of the Company to discharge any of its employees, with or without cause.

     3.07 Applicable Law: All questions pertaining to the construction and validity of the Plan shall be determined in accordance with the laws of the United States, and to the extent not preempted by such laws, by the laws of the State of Illinois.

     3.08 Rules of Construction: Where the context so requires, the masculine includes the feminine, the singular includes the plural, and the plural includes the singular.

                     AMENDMENT AND RESTATEMENT

                                OF

               DEFERRAL RETIREMENT RESTORATION PLAN

                                OF

           AMOCO CORPORATION AND PARTICIPATING COMPANIES


WHEREAS, Amoco Corporation ("AMOCO") maintains Deferral Retirement Restoration Plan of Amoco Corporation and Participating Companies
("Plan"); and

WHEREAS, amendment and restatement of the Plan now is considered desirable;

NOW, THEREFORE, pursuant to resolutions adopted by the Board of Directors of this Corporation on September 27, 1994, which delegated various powers relating to employee benefit plans to the Senior Vice President (Human Resources) of AMOCO and to the powers reserved to AMOCO by subsection 3.02 of the Plan, the Plan as evidenced by the attached official text, be and is hereby amended and restated, effective November 27, 1995.



             *   *   *   *   *   *   *   *   *   *   *


I, R. W. Anderson, Senior Vice President of Amoco Corporation, hereby approve and adopt the attached official text of the amended and restated Deferral Retirement Restoration Plan of Amoco
Corporation and Participating Companies, effective November 27,
1995.

                          Dated this __19__ day of _February_, 1996



                          _            __R. W. Anderson____________
                           Senior Vice President, Amoco Corporation
                              As aforesaid

                 ERISA RETIREMENT RESTORATION PLAN

                                OF

                         AMOCO CORPORATION

                                AND

                      PARTICIPATING COMPANIES





















Established as of:  July 1, 1983

Amended and Restated as of:  November 27, 1995

                 ERISA RETIREMENT RESTORATION PLAN
                                OF
                         AMOCO CORPORATION
                                AND
                      PARTICIPATING COMPANIES

                         TABLE OF CONTENTS


                                                              Page
I.     DEFINITIONS

       1.01      Act                                            1
       1.02      Amoco                                          1
       1.03      Code                                           1
       1.04      Company                                        1
       1.05      Effective Date                                 1
       1.06      Maximum Benefit                                1
       1.07      Participant                                    1
       1.08      Pension Plan                                   1
       1.09      Plan                                           1
       1.10      Unrestricted Benefit                           1

II.    BENEFITS

       2.01      Normal Retirement Benefit                      2
       2.02      Early Retirement Benefit                       2
       2.03      Deferred Vested Retirement Benefit             2
       2.04      Spouse's Pension Benefit                       2
       2.05      Optional Forms of Benefit Payment              2

III.   ADMINISTRATION OF THE PLAN
       3.01      Plan Administrator                             4
       3.02      Amendment and Termination                      4
       3.03      Payments                                       4
       3.04      Non-assignability of Benefits                  4
       3.05      Status of Plan                                 4
       3.06      Nonguarantee of Employment                     4
       3.07      Applicable Law                                 4
       3.08      Rules of Construction                          5

                             ARTICLE I

                            DEFINITIONS

     1.01 "Act" shall mean the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended from time to time.

     1.02 "Amoco" shall mean Amoco Corporation, an Indiana corporation.

     1.03 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     1.04 "Company" shall mean Amoco and any of its subsidiaries or affiliated business entities participating in the Pension Plan.

     1.05 "Effective Date" shall mean July 1, 1983.

     1.06 "Maximum Benefit" shall mean the monthly equivalent of the maximum benefit permitted by the Code to be paid a Participant of the Pension Plan under Section 415 of the Code.

     1.07 "Participant" shall mean any employee of the Company who is an active Participant in the Pension Plan on or after the Effective Date and whose pension benefits determined on the basis of the provisions of such Pension Plan, without regard to the
Section 415 limitation of the Code, would exceed the Maximum Benefit limited under Section 415 of the Code.

     1.08 "Pension Plan" shall mean the Employee Retirement Plan of Amoco Corporation and Participating Companies, as amended form time to time and/or the Amoco Performance Products, Inc. Retirement
Plan.

     1.09 "Plan" shall mean the ERISA Retirement Restoration Plan of Amoco Corporation and Participating Companies, as amended from time to time or restated, which shall be an unfunded excess benefit plan as defined in Act Section 3(36).

     1.10 "Unrestricted Benefit" shall mean the maximum monthly life annuity Normal, Early, or Deferred Vested retirement benefit (or lump sum equivalent), whichever is applicable, determined under the Pension Plan without regard to the limitation of the Code imposed under Section 415.

                            ARTICLE II

                             BENEFITS


     2.01 Normal Retirement Benefit: Upon the Normal Retirement of a Participant, as provided under the Pension Plan, such Participant shall be entitled to a monthly life annuity benefit (or lump sum equivalent) equal in amount to his Unrestricted Benefit less the Maximum Benefit.

     2.02 Early Retirement Benefit: Upon the Early Retirement of a Participant, as provided under the Pension Plan, such Participant shall be entitled to a monthly life annuity (or lump sum equivalent) benefit equal to his Unrestricted benefit less the Maximum Benefit.

     2.03 Deferred Vested Retirement Benefit: If a Participant terminates employment with the Company and is entitled to a Deferred Vested Retirement Benefit provided under the Pension Plan, such a Participant shall be entitled to a monthly life annuity benefit equal to his Unrestricted Benefit less the Maximum Benefit.

     2.04 Spouse's Pension Benefit: Subject to Section 2.05, below, upon the death a Participant whose spouse is eligible for a pre- or post-retirement life annuity surviving benefit under the Pension Plan, the Participant's surviving spouse shall be entitled to a monthly life annuity benefit equal to the surviving spouse benefit determined in accordance with the provisions of the Pension Plan without regard to the limitation under Code Section 415 less the maximum Benefit.

     2.05 Optional Forms of Benefit Payment: A retirement benefit payable under this Article II commencing the month (or as of the month) following the Participants' termination of employment shall be paid in such form as provided under the Pension Plan as the Participant may have irrevocably elected by written notice filed with the Administrator prior to his termination of employment. If the participant elects any form of benefit payment other than a 50 percent Joint and Survivor Spouse Annuity his spouse (if applicable) must consent in writing to such election. Also, if a lump sum is elected such election must be approved by the Company. Notwithstanding the foregoing, if a Participant also participates in the ERISA Retirement Restoration Plan of Amoco Corporation and Participating Companies ("ERISA Plan"), then his retirement benefit payable under this Article II shall be paid in the same form and time as his retirement benefit under the ERISA Plan is paid. If the Participant defers commencement of the payment of his annuity under the Pension Plan, then the retirement benefit payable under this Article II shall be paid in such form and at such time as the benefit payable under the Pension Plan would be paid.

                            ARTICLE III

                    ADMINISTRATION OF THE PLAN


     3.01 Plan Administrator: The Plan shall be administered by Amoco (or its agent) which shall have the discretionary authority to interpret the Plan and issue such regulations as it deems appropriate. The Plan Administrator shall have the duty and responsibility of maintaining records, making the requisite calculations, and disbursing payments hereunder. The Plan Administrator's interpretations, determinations, regulations, and calculations shall be final and binding on all persons and parties concerned.

     3.02 Amendment and Termination: Amoco may amend or terminate the Plan at any time, provided, however, that no such amendment or termination shall adversely affect a benefit to which a terminated or retired Participant or his beneficiary is entitled under Article II prior to the date of such amendment or termination.

     3.03 Payments: The Company will pay all benefits arising under this Plan and all costs, charges, and expenses relating thereto.

     3.04 Non-assignability of Benefits: The benefits payable hereunder or the right to receive future benefits under the Plan may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered, or subject to attachment, garnishment, levy, execution or other legal or equitable process.

     3.05 Status of Plan: The benefits under this Plan shall not be funded but shall constitute liabilities of the Company when due.

     3.06 Nonguarantee of Employment: Nothing contained in this Plan shall be construed as a contract of employment between the Company and any Participant, or as a right of any Participant to be continued in employment of the Company, or as a limitation on the right of the Company to discharge any of its employees, with or without cause.

     3.07 Applicable Law: All questions pertaining to the construction and validity of the Plan shall be determined in accordance with the laws of the United States, and to the extent not preempted by such laws, by the laws of the State of Illinois.


     3.08 Rules of Construction: Where the context so requires, the masculine includes the feminine, the singular includes the plural, and the plural includes the singular.

                     AMENDMENT AND RESTATEMENT

                                OF

                 ERISA RETIREMENT RESTORATION PLAN

                                OF

           AMOCO CORPORATION AND PARTICIPATING COMPANIES


WHEREAS, Amoco Corporation ("AMOCO") maintains ERISA Retirement
Restoration Plan of Amoco Corporation and Participating Companies
("Plan"); and

WHEREAS, amendment and restatement of the Plan now is considered desirable;

NOW, THEREFORE, pursuant to resolutions adopted by the Board of Directors of this Corporation on September 27, 1994, which delegated various powers relating to employee benefit plans to the Senior Vice President (Human Resources) of AMOCO and to the powers reserved to AMOCO by subsection 3.02 of the Plan, the Plan as evidenced by the attached official text, be and is hereby amended and restated, effective November 27, 1995.



             *   *   *   *   *   *   *   *   *   *   *


I, R. W. Anderson, Senior Vice President of Amoco Corporation, hereby approve and adopt the attached official text of the amended and restated ERISA Retirement Restoration Plan of Amoco Corporation and Participating Companies, effective November 27, 1995.

                          Dated this __19__ day of _February_, 1996



                          _            __R. W. Anderson____________
                           Senior Vice President, Amoco Corporation
                              As aforesaid